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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  November 2, 1998
                                                       --------------------



                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    1-13232            84-1259577
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On March 31, 1998, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO" and, together with its majority-owned subsidiaries and controlled entities, the "Company"), acquired a portfolio of five multifamily residential properties (collectively, the "Cirque Apartment Communities") from Cirque Property, L.C. The purchase price was approximately $62.0 million, consisting of 666,009 limited partnership units ("OP Units") in AIMCO Properties valued at $21.8 million, the assumption of $40.8 million in mortgage indebtedness, and the receipt of $0.6 million in cash. The five garden-style apartment communities are located in Arizona, have an average age of 14 years and contain 1,633 apartment units. Three of the apartment communities are located in Tuscon with 1,010 units and two apartment communities with 623 units are located in Phoenix.

In July 1998, the Company, entered into a Purchase and Sale Agreement with Realty Investment Co. to acquire partnership interests in limited partnerships owning a total of nine multifamily residential properties. On October 16, 1998, the Company acquired seven of these nine multifamily residential properties (collectively "Realty Investment Apartment Communities I") from Realty Investment Co. The purchase price was approximately $41.8 million, consisting of $16.8 million in cash and the assumption of $25.0 million in mortgage indebtedness. The seven garden-style apartment communities are located in three states, have an average age of 14 years and contain 1,353 apartment units. Five of the apartment communities are located in Florida, with 448 units in Jacksonville, 208 units in Daytona Beach, 120 units in Melbourne, and 216 units in Palm Bay. One apartment community with 137 units is located in Hemet, California and one apartment community with 224 units is located in Stone Mountain, Georgia.


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The remaining two multifamily residential properties (collectively "Realty
Investment Apartment Communities II") to be acquired from Realty Investment Co. are scheduled to be acquired in early December 1998. The purchase price is estimated to be approximately $60.5 million, consisting of the issuance of OP Units with a value of $26.4 million and the assumption of approximately $34.1 million in mortgage indebtedness. The two garden-style apartment communities are located in two states, have an average age of 22 years and contain 1,164 apartment units. One of the apartment communities with 983 units is located in College Park, Maryland, and the other with 181 units is located in Lafayette, Indiana.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Cirque Apartment Communities for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) together with the Report of Independent Auditors (included as Exhibit 99.1 to this Report and incorporated herein by reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.2 to this Report and incorporated herein by this reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.3 to this Report and incorporated herein by this reference).



(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.4 to this Report and incorporated herein by this reference.


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(c) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
23.1     Consent of Ernst & Young LLP

23.2     Consent of Beers & Cutler PLLC

23.3     Consent of Beers & Cutler PLLC

99.1     Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

99.2     Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

99.3     Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

99.4     Pro Forma Financial Information of Apartment Investment and Management
         Company.


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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  November 3, 1998                By:    /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer



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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Sequentially
Exhibit
Number   Description
-------  -----------
23.1     Consent of Ernst & Young LLP

23.2     Consent of Beers & Cutler PLLC

23.3     Consent of Beers & Cutler PLLC

99.1     Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

99.2    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

99.3     Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the six months ended June 30, 1998
         (unaudited), together with the Independent Auditors' Report.

99.4     Pro Forma Financial Information of Apartment Investment and Management
         Company.